UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 20, 2008

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-13801	95-2888568
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

18191 Von Karman, Suite 450

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Entry into a Material Definitive Agreement

On May 19, 2008 Quality Systems, Inc. (“QSI”) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing QSI’s entry into an agreement to acquire Lackland Acquisition II, LLC dba Healthcare Strategic Initiatives (“HSI”).

The purpose of this Amendment is to disclose that on May 20, 2008, QSI closed such transaction and completed the acquisition of HSI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2008	QUALITY SYSTEMS, INC.

By:	s/PAUL HOLT
Paul Holt
Chief Financial Officer

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